UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2022

PennyMac Financial Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38727	83-1098934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3043 Townsgate Road, Westlake Village, California	91361
(Address of principal executive offices)	(Zip Code)

(818) 224-7442

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	PFSI	New York Stock Exchange

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 24, 2022, PennyMac Financial Services, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Meeting”) for the purpose of: (i) electing eleven (11) director nominees to serve on the Board of Directors (the “Board”), each for a one-year term expiring at the 2023 Annual Meeting of Stockholders; (ii) ratifying the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; (iii) approving the Company’s 2022 Equity Incentive Plan; and (iv) approving, by non-binding vote, the Company’s executive compensation. The total number of shares of common stock entitled to vote as of the record date was 55,370,930, of which 50,414,522 votes, or 91.0%, were present in person or by proxy.

Proposal 1: The election of eleven (11) director nominees to serve on the Board, each for a one-year term expiring at the 2023 Annual Meeting of Stockholders.

Trustee	Votes For	Votes Against	Abstentions	Broker Non-Votes
David A. Spector	43,483,441	615,320	3,300	6,312,461
James K. Hunt	40,723,296	3,374,121	4,644	6,312,461
Jonathon S. Jacobson	43,897,689	199,730	4,642	6,312,461
Patrick Kinsella	44,063,319	34,099	4,643	6,312,461
Anne D. McCallion	44,064,836	34,410	2,815	6,312,461
Joseph Mazzella	43,897,442	199,977	4,642	6,312,461
Farhad Nanji	41,251,583	2,845,921	4,557	6,312,461
Jeffrey A. Perlowitz	41,295,590	2,801,757	4,714	6,312,461
Lisa M. Shalett	43,902,366	195,081	4,614	6,312,461
Theodore W. Tozer	44,062,971	34,347	4,743	6,312,461
Emily Youssouf	44,062,662	34,807	4,592	6,312,461

All director nominees were elected.

Proposal 2: Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2022.

Votes For	Votes Against	Abstentions	Broker Non-Votes
50,241,891	164,068	8,563	0

Proposal 3: Approval of the Company’s 2022 Equity Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
25,655,571	18,438,960	7,530	6,312,461

Proposal 4: Approval, by non-binding vote, of the Company’s executive compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
43,512,536	578,870	10,655	6,312,461

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNYMAC FINANCIAL SERVICES, INC.

Dated: May 25, 2022	/s/ Daniel S. Perotti
Daniel S. Perotti Senior Managing Director and Chief Financial Officer